JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including any amendments and attachments thereto) with respect to the Class A common stock, par value $0.001 per share, of Hamilton Lane Incorporated, and further agree that this Joint Filing Agreement be included as an exhibit to such joint filings. In evidence thereof, each of the undersigned hereby executes this Joint Filing Agreement as of September 21, 2018.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

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Signature Page to Joint Filing Agreement

IN WITNESS WHEREOF, the undersigned hereby executed this Joint Filing Agreement as of September 21, 2018.

HLA Investments, LLC
By:	/s/ Lauren Platko
Name:	Lauren Platko
Title:	Attorney-in-Fact

HRHLA, LLC

By:	/s/ Lauren Platko
Name:	Lauren Platko
Title:	Attorney-in-Fact

Hamilton Lane Advisors, Inc.

By:	/s/ Lauren Platko
Name:	Lauren Platko
Title:	Attorney-in-Fact

/s/ Lauren Platko, Attorney-in-Fact
Hartley R. Rogers

/s/ Lauren Platko, Attorney-in-Fact
Mario L. Giannini

/s/ Lauren Platko, Attorney-in-Fact
Erik R. Hirsch

/s/ Lauren Platko, Attorney-in-Fact
Kevin J. Lucey

/s/ Lauren Platko, Attorney-in-Fact
Juan Delgado-Moreira

/s/ Lauren Platko, Attorney-in-Fact
Randy Stilman

/s/ Lauren Platko, Attorney-in-Fact
Paul Yett

/s/ Lauren Platko, Attorney-in-Fact
Tara Devlin

/s/ Lauren Platko, Attorney-in-Fact
Andrea Angiati

/s/ Lauren Platko, Attorney-in-Fact
Michael Kelly

/s/ Lauren Platko, Attorney-in-Fact
Steve Brennan

/s/ Lauren Platko, Attorney-in-Fact
Jeffrey Meeker

Signature Page to Joint Filing Agreement

/s/ Lauren Platko, Attorney-in-Fact
Thomas Kerr

/s/ Lauren Platko, Attorney-in-Fact
David Helgerson

/s/ Lauren Platko, Attorney-in-Fact
Mario Giannini 2008 Annuity Trust

/s/ Lauren Platko, Attorney-in-Fact
Joseph G. Maniaci

/s/ Lauren Platko, Attorney-in-Fact
Oakville Number Two Trust

/s/ Lauren Platko, Attorney-in-Fact
Rysaffe Trustee Co (C.I.) Ltd.

/s/ Lauren Platko, Attorney-in-Fact
O. Griffith Sexton

/s/ Lauren Platko, Attorney-in-Fact
The 2008 Sexton Des. Trust FBO Laura Sexton

/s/ Lauren Platko, Attorney-in-Fact
The 2008 Sexton Des. Trust FBO Matthew Sexton

/s/ Lauren Platko, Attorney-in-Fact
Barbara Sexton

/s/ Lauren Platko, Attorney-in-Fact
Edward B. Whittemore

/s/ Lauren Platko, Attorney-in-Fact
Laurence Whittemore

/s/ Lauren Platko, Attorney-in-Fact
Michael Schmertzler

/s/ Lauren Platko, Attorney-in-Fact
Michael Donohue

Signature Page to Joint Filing Agreement